                                                                     EXHIBIT 4.1

                                     50FF
      NUMBER                        STORES                       SHARES
   NY
                      Where You Save As Much As You Spend

   COMMON STOCK               50-OFF STORES, INC.            CUSIP 316811 10 8
                                                              SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS
   INCORPORATED UNDER THE
LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT





is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $0.01 PER SHARE, OF COMMON STOCK OF

                              50-OFF STORES, INC.
transferred on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
     WITNESS the facsimile seal and signatures of the duly authorized officers of the Corporation.

Dated

   /s/ Charles Siegel                     50-OFF STORES, INC.
                     President                 CORPORATE

                                                 SEAL

                                               DELAWARE
   /s/ Joseph Lehrman
                     Secretary


                                Countersigned and Registered:
                                   CONTINENTAL STOCK TRANSFER AND TRUST COMPANY
                                         (A LIMITED PURPOSE TRUST COMPANY)
                                             (Jersey City, New Jersey)
                                                                Transfer Agent
                                                                and Registrar

                                By
                                                           Authorized Signature


                          AMERICAN BANK NOTE COMPANY

                              50-OFF STORES, INC.

     The Corporation will furnish, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights (if any) of each class of stock or series thereof authorized to be issued by it, and the qualifications, limitations or restrictions of such preferences and/or rights (if any). Such request may be made to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of the Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --as tenants in common        UNIF GIFT MIN ACT--______Custodian______
TEN ENT --as tenants by the entireties                    (Cust)        (Minor)
JT TEN  --as joint tenants with right              under Uniform Gifts to Minors
          of survivorship and not as               Act___________________
          tenants in common                                 (State)

    Additional abbreviations may also be used though not in the above list


     For value received___________________hereby sell, assign and transfer unto


   PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE
- - -------------------------------------------

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

- - --------------------------------------------------------------------------------

- - --------------------------------------------------------------------------------

_________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________________________

- - --------------------------------------------------------------------------------
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_____________________


           NOTICE:

   THE SIGNATURE(S) TO THIS                X___________________________________
   ASSIGNMENT MUST CORRES-                               (SIGNATURE)
   POND WITH THE NAME(S) AS
   WRITTEN UPON THE FACE OF
   THE CERTIFICATE IN EVERY
   PARTICULAR WITHOUT ALTER-               X___________________________________
   ATION OR ENLARGEMENT OR                               (SIGNATURE)
   ANY CHANGE WHATEVER.

                                             -----------------------------------
                                             THE SIGNATURE(S) SHOULD BE
                                             GUARANTEED BY AN "ELIGIBLE
                                             GUARANTOR INSTITUTION" AS DEFINED
                                             IN RULE 17AD-15 UNDER THE
                                             SECURITIES EXCHANGE ACT OF 1934, AS
                                             AMENDED.
                                             ___________________________________
                                             SIGNATURE(S) GUARANTEED BY:




                                             ___________________________________